INTERCREDITOR AND SUBORDINATION AGREEMENT


                    This Intercreditor and Subordination Agreement (this "Agreement"), dated as of May 5, 1995 is entered into by and between Rice Partners II, L.P., a Delaware limited partnership ("Subordinated Lender") and FINOVA Capital Corporation ("Senior Lender"), to determine the parties' respective rights, remedies and interests with respect to Overhill Farms, Inc., a Nevada corporation ("Borrower"). This Agreement is made with respect to the following facts:

                         A. Subordinated Lender is or will be a creditor of Borrower, as evidenced by certain subordinated debt instruments carrying a coupon rate of 13% per annum in the aggregate principal amount of Thirteen Million and No/100 Dollars ($13,000,000.00) (collectively, the "Subordinated Instrument").

                         B.   Senior Lender is proposing to  extend various
               secured financial accommodations to Borrower for the purposes of, among others, providing working capital. However, Senior Lender is unwilling to provide such financial accommodations unless Subordinated Lender subordinates its claims in the manner set forth below.

                    NOW,  THEREFORE, for  good and  valuable consideration,
          receipt of which is hereby acknowledged by the parties hereto, and to induce Senior Lender to extend such financial accommodations to Borrower as it may determine, and to better secure Senior Lender with respect to the foregoing, the parties hereby agree as follows:

                    1.   Subordination and Standby.

                         a.   Indebtedness.    Except   as  set  forth   in
          Section 2 of this Agreement, unless and until all Senior Indebtedness (as herein defined) has been fully paid and satisfied in cash, Subordinated Lender shall not accept or receive, by setoff or in any other manner, from Borrower the whole or any part of any sums which may now or hereafter be owing to Subordinated Lender by Borrower, or any of its predecessors, successors or assigns, including, without limitation, a receiver, trustee or debtor in possession (the term "Borrower" shall hereinafter include any such predecessors, successors or assigns) under or in connection with the Subordinated Indebtedness (as herein defined);

                         b. Liens and Security Interests. Subordinated Lender represents and warrants that the Subordinated Indebtedness shall not be secured by any assets of Borrower, whether now existing or hereafter arising. Except as set forth in Sections 2 and 3 of this Agreement, unless and until all of the Senior

          Indebtedness has been fully paid and satisfied in cash:

                              (1) Subordinated Lender shall not commence, prosecute or participate in any other action, whether private, judicial, equitable, administrative or otherwise, including, without limitation, any bankruptcy case against Borrower or any of its assets, provided that, as more fully set forth in Section 7 hereof, Subordinated Lender may file a proof of claim in a bankruptcy or insolvency proceeding involving Borrower, which proof of claim shall indicate Subordinated Lender's subordination hereunder; and

                              (2) Subordinated Lender shall have no right either to possess any such assets, enforce any security interests in, foreclose, levy or execute upon, or collect or attach any such assets, whether by private or judicial action or otherwise.

                         c. "Senior Indebtedness". The term "Senior Indebtedness" shall mean, collectively, (i) all indebtedness and other obligations of Borrower now or hereafter existing under that certain Loan and Security Agreement of even date herewith between Borrower and Senior Lender (the "Loan and Security Agreement"), and the Promissory Notes and all other documents, instruments and agreements executed by Borrower with or in favor of Senior Lender in connection therewith, as they may be amended, supplemented, extended, renewed, modified or restated from time to time to the extent permitted hereunder, whether for principal, premium, interest (including all interest accruing after the initiation of any bankruptcy case, whether or not allowed), fees, expenses, indemnities or otherwise; and (ii) all other indebtedness for credit extended by Senior Lender to Borrower from time to time, whether for principal, premium, interest
          (including all interest accruing after the initiation of any bankruptcy case, whether or not allowed), fees, expenses, indemnities or otherwise; provided, however, that the Senior Indebtedness shall not exceed, without Subordinated Lender's prior written consent, the principal amount of $19,800,000, plus all interest, costs, attorneys' fees, charges and other expenses chargeable by Senior Lender to Borrower ("Maximum Senior Indebtedness"). Notwithstanding the foregoing, Senior Lender agrees not to re-lend as a term loan any principal amount repaid on the term loan portion of the Senior Indebtedness or to make any additional term loans to Borrower after the date of this Agreement.

                         d. "Subordinated Indebtedness". The term "Subordinated Indebtedness" shall mean, collectively, all indebtedness and other obligations of Borrower to Subordinated Lender under the Subordinated Instrument and any other document, instrument, or agreement, whether the sums represent principal, interest, dividends, costs, attorneys' fees, charges, or other obligations due or not due, whether incurred directly or indirectly and whether absolute or contingent.

                    2. Permitted Payments. Subject to the conditions set forth herein, Borrower may pay to Subordinated Lender, and Subordinated Lender may accept or receive and shall not be required to hold in trust, those payments described on Schedule 1 attached hereto (collectively, the "Permitted Payments"); provided, that no payment on any of the Subordinated Indebtedness may be made during any Payment Blockage instituted pursuant to
          Section 3 of this Agreement. Other than as set forth on Schedule 1 hereto, Subordinated Lender agrees that prepayments of the Subordinated Indebtedness or payments resulting from either the breach of any covenant or warranty contained in the Subordinated Instrument or the acceleration of any amounts due thereunder shall not be Permitted Payments for purposes of this Agreement.

                    3.   Payment Blockages.

                         a. Payment Blockage Notices. Upon the occurrence and at any time during the continuation of any Default (as herein defined) under the Loan Agreement, Senior Lender may deliver written notice thereof to Subordinated Lender in the manner set forth herein (each a "Payment Blockage Notice"), specifying the Default or Defaults upon which such Payment Blockage Notice is based. A Payment Blockage shall be in effect for the purposes of Section 2 hereof and for purposes of this
          Section 3 from the date of delivery or deemed delivery of any Payment Blockage Notice through the earlier of (i) the date on which the Default or Defaults are cured (if curable) or waived in writing, or the benefits of such Payment Blockage are waived in writing by Senior Lender, and (ii) the date which is 180 days after the date of delivery or deemed delivery of such Payment Blockage Notice; provided, however, that the occurrence of any of the following events shall terminate any Payment Blockage then in effect: (i) the commencement by Borrower of any bankruptcy or other insolvency proceeding or the entry of an Order for Relief,
          (ii) the payment in full of the Senior Indebtedness in accordance with the terms of Loan and Security Agreement and the termination of Senior Lender's obligations thereunder, (iii) the passage of forty-five (45) days from the date on which Senior Lender accelerates and declares due and payable all of the Senior Indebtedness, or (iv) the passage of sixty (60) days from the date on which Senior Lender initiates an action against Borrower or its assets under Section 9502 or 9504 of the Uniform Commercial Code. Only one payment blockage notice may be sent every 365 days. Notwithstanding Section 1 hereof, so long as no Payment Blockage Notice is in effect, Subordinated Lender may take such action against Borrower or its assets as permitted by law to enforce the Subordinated Indebtedness provided that in no event will Subordinated Lender take any actions to possess, collect or garnish Borrower's Accounts (as defined in the Uniform Commercial Code).

                         b.   "Defaults".    For   the  purposes  of   this
          Agreement, "Default" shall mean any one or more of the following events:

                              (1) failure by Borrower to pay any portion of the principal of, premium, if any, or interest on any Senior Indebtedness as and when due and payable (as a result of maturity, acceleration or otherwise), or any failure by Borrower to pay any other amounts owing to Senior Lender as and when due and payable;

                              (2)  breach  by  Borrower  of   any  negative
               covenant set forth in Section 14 of the Loan and Security Agreement;

                              (3) breach by Borrower of any financial reporting requirement provided for in Section 5.2 of the Loan and Security Agreement or in the Schedule thereto;

                              (4) breach of or noncompliance with any of the financial covenants provided for in Section 13.14 of the Loan and Security Agreement or in the Schedule thereto;

                              (5) failure by Borrower to comply with any covenant or agreement on its part regarding the perfection or continued perfection of Senior Lender's security interest in the "Collateral" (as defined in the Loan and Security Agreement), or the inaccuracy of any representation or warranty related thereto;

                              (6) any default shall occur in the payment or performance of Borrower's obligations to Subordinated Lender which Subordinated Lender does not waive;

                              (7) the inaccuracy of any representation or warranty by Borrower pertaining to (i) Borrower's due authorization, execution and delivery of the Loan and Security Agreement and each of the other "Loan Documents" (as defined in the Loan and Security Agreement), (ii)
               Borrower's ability to enter into the transactions contemplated thereby, or (iii) the binding nature of Borrower's obligations thereunder;

                              (8) the breach by Borrower of any covenant or agreement, or the inaccuracy of any representation or warranty, relating to Borrower's good standing as a corporation and its authorization to do business;

                              (9) the breach by Borrower of any covenant or agreement, or the inaccuracy of any representation or warranty, relating to (i) payment of taxes or insurance,
               (ii) the making of payroll deductions, or (iii) Borrower's compliance with applicable laws;

                              (10) any   material  portion   of  Borrower's
               assets is seized, attached, subjected to a writ or distress warrant, is levied upon or comes into the possession of any judicial officer;

                              (11) any   bankruptcy  or   other  insolvency
               proceeding is commenced by Borrower, or any such proceeding is commenced against Borrower and remains undischarged or unstayed for forty-five (45) days;

                              (12) any of the Collateral becomes subject to
               any lien, levy or assessment, other than a "Permitted Encumbrance" (as defined in the Loan and Security Agreement); or

                              (13) any  failure  by  Borrower to  remit  to
               Senior  Lender  collections   or  other   proceeds  of   the
               Collateral in accordance with the terms of the Loan and Security Agreement.

                         c. Limitation on Payment Blockage Notices. Senior Lender shall not institute a Payment Blockage as provided above based solely on the continuation of a Default which was the basis for a previous Payment Blockage Notice, or based solely on a Default of which Senior Lender had actual knowledge at the time of giving such previous Payment Blockage Notice. Nothing in this subsection, however, shall be deemed to prohibit Senior Lender from instituting repeated Payment Blockages based on multiple breaches of the same covenant or agreement, or based on the same type of event of default.


                         d. Enforcement Notices. At Subordinated Lender's option, Subordinated Lender may send written notice to Senior Lender stating that a default or an event of default under any provision of the Subordinated Indebtedness has occurred and that Subordinated Lender intends to take enforcement action as a consequence thereof ("Enforcement Notice"). Upon Senior Lender's actual receipt of any Enforcement Notice, it shall have thirty
          (30) days in which to issue a Payment Blockage Notice, during which 30-day period Subordinated Lender shall be prohibited from taking any enforcement action. If Senior Lender issues a Payment Blockage Notice within such 30-day period, the 180-day blockage period shall commence on the date of Senior Lender's receipt of the Enforcement Notice. If Senior Lender does not issue a Payment Blockage Notice within such 30-day period, Senior Lender may not thereafter issue a Payment Blockage Notice with respect to Subordinated Lender's rights and remedies with respect to the default of Borrower as set forth in the Enforcement Notice. Nothing in this subsection shall be deemed to affect the relative rights and priorities of Subordinated Lender and Senior Lender with respect to Borrower set forth in this Agreement.

                    4.   Modifications of Indebtedness.

                         a.   Senior  Indebtedness.    Senior Lender  shall
          have the right, without notice to or the consent of Subordinated Lender, to amend, supplement or modify the Senior Indebtedness in any manner whatsoever, including, without limitation, any extensions or shortening of time of payments (even if such shortening causes any Senior Indebtedness to be due on demand or otherwise), any revision of any amortization schedule with respect thereto, and any increase in the amount of the Senior Indebtedness; provided, however, that Senior Lender may not, without Subordinated Lender's prior written consent, charge interest in excess of that provided for under the Loan and
          Security Agreement as in effect on the date hereof, which permitted interest includes any applicable default interest, or increase the Senior Indebtedness above the Maximum Senior Indebtedness.

                         b.   Subordinated   Indebtedness.     Subordinated
          Lender shall be permitted to modify and amend the terms of the Subordinated Instrument and any other document, instrument or agreement evidencing all or any part of the Subordinated Indebtedness; provided, however, that Subordinated Lender cannot, without Senior Lender's prior written approval: (i) shorten the amortization period of the Subordinated Indebtedness, (ii) increase the interest rate applicable to the Subordinated Indebtedness (except for the default rate of interest as permitted on Schedule 1 of this Agreement), or (iii) modify the terms or conditions of the Subordinated Indebtedness in any manner which, in the reasonable judgment of Senior Lender, would cause a violation by Borrower of the terms or conditions of the Loan and Security Agreement, or would adversely affect (a) the Collateral subject to Senior Lender's security interest, (b) the ability of Borrower to comply with the terms and conditions of the Loan and Security Agreement, or (c) the financial condition or prospects of Borrower.

                    5.   Subordinated    Indebtedness    Owed    Only    to
          Subordinated Lender. Subordinated Lender warrants and represents that it has not previously assigned any interest in the Subordinated Indebtedness, that no other party owns an interest in any of the Subordinated Indebtedness (whether as joint holders, participants or otherwise), and that the entire Subordinated Indebtedness is owing only to Subordinated Lender.

                    Subordinated Lender covenants and agrees that the entire Subordinated Indebtedness shall continue to be owing only to it; provided that Subordinated Lender may assign some or all of its interest in the Subordinated Indebtedness after the assignee has executed and delivered to Senior Lender an agreement subordinating, in the manner set forth herein, all rights, remedies and interests with respect to the assigned Subordinated Indebtedness.

                    Subordinated Lender further warrants and represents that the only indebtedness owing by Borrower to it is the Subordinated Indebtedness; that to the best of its knowledge as of the date hereof, there is no default or breach with respect to any of such indebtedness; and, specifically, that nothing herein contained and nothing contained in any other document, instrument or agreement with or in favor of Senior Lender constitutes a default or breach with respect to any of such indebtedness.

                    6. Payments Received by Subordinated Lender. If any payment, distribution or any collateral proceeds thereof is received by Subordinated Lender from Borrower with respect to the Subordinated Indebtedness during the effective period of any Payment Blockage Notice or the payment is not a Permitted Payment and prior to the satisfaction in full of all the Senior Indebtedness in cash, Subordinated Lender shall receive and hold the same in trust as trustee for the benefit of Senior Lender and shall forthwith deliver such assets to Senior Lender in precisely the form received (except for the endorsement or assignment by Subordinated Lender where necessary), for application on any of the Senior Indebtedness, due or not due. In the event of the failure of Subordinated Lender to make any such endorsement or assignment to Senior Lender, Senior Lender and any of its officers or agents are hereby irrevocably authorized to make such endorsement or assignment.

                    7. Claims in Bankruptcy. In the event of any bankruptcy, assignment for the benefit of creditors or similar proceedings against Borrower, Subordinated Lender shall file all claims it may have against Borrower, and shall direct the debtor in possession or trustee in bankruptcy, as appropriate, to pay over to Senior Lender all amounts due to Subordinated Lender on account of the Subordinated Indebtedness until the Senior
          Indebtedness has been paid in full in cash. If Subordinated Lender fails to file such claims as requested by Senior Lender within fifteen (15) days prior to any bar date or any statutorily imposed deadline, Senior Lender may file such claims on Subordinated Lender's behalf. Subordinated Lender shall have all voting rights with respect to its claim as provided in the United States Bankruptcy Code.

                    8. Postpetition Financing; Liens. In the event of any bankruptcy case against Borrower or any of the assets of Borrower, Subordinated Lender hereby expressly consents to the granting by Borrower to Senior Lender of senior liens and priorities in connection with any post-petition financing of Borrower by Senior Lender so long as the amount of pre-petition and post-petition Senior Indebtedness does not exceed the Maximum Senior Indebtedness.

                    9. Instrument Legends. The faces of the Subordinated Instrument and any other instrument evidencing the Subordinated Indebtedness or any portion thereof will be forthwith inscribed with a legend conspicuously indicating that payment thereon is subordinated to the claims of Senior Lender pursuant to the terms of this Agreement, and copies thereof will forthwith be delivered to Senior Lender. Any instrument evidencing any of the Subordinated Indebtedness or any portion thereof which is hereafter executed will, on the date thereof, be inscribed with the aforesaid legend, and copies thereof will be delivered to

          Senior Lender on the date of its execution or within ten (10) business days thereafter.

                    10. Additional Remedies. If Subordinated Lender violates any of the terms of this Agreement, in addition to any remedies in law, equity or otherwise, Senior Lender may restrain such violation in any court of law and may interpose this Agreement as a defense in any action by Subordinated Lender.

                    11.  Subordinated Lender's Waivers.   All of the Senior
          Indebtedness shall be deemed to have been made or incurred in reliance upon this Agreement. Each of Senior Lender and Subordinated Lender expressly waives all notice of the acceptance of the subordination and other provisions of this Agreement and agrees that the other party has made no warranties or representations with respect to the legality, validity, enforceability, collectability or perfection of the Senior Indebtedness or the Subordinated Indebtedness or any liens or security interests held in connection therewith.

                    Subordinated Lender agrees that Senior Lender shall be entitled to manage and supervise its loans in accordance with applicable law and its usual practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that Subordinated Lender may now or hereafter have in or to any assets. Senior Lender shall have no liability to Subordinated Lender as a result of any and all lawful actions which Senior Lender takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of its liens or security interest, actions with respect to the occurrence of a Default, actions with respect to the foreclosure upon, sale, release or failure to realize upon, any of its collateral, and actions with respect to the collection of any claim for all or any part of the Senior Indebtedness from any account debtor or any other party), regardless of whether any such actions or omissions may affect Senior Lender's rights to deficiency or Subordinated Lender's rights of subrogation or reimbursement.

                    Senior Lender may, from time to time, enter into agreements and settlements with Borrower as it may determine, including, without limitation, any substitution of collateral, any release of any lien or security interest and any release of Borrower. Subordinated Lender waives any and all rights it may have to require Senior Lender to marshall assets.

                    12. Waivers. No waiver shall be deemed to be made by Senior Lender or Subordinated Lender of any of their respective rights hereunder unless it is in writing signed by the waiving party. Each such waiver shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the waiving party or the obligations of the other party to the waiving party in any other respect at any other time.

                    13. Information Concerning Financial Condition. To the extent Subordinated Lender deems it necessary or prudent to keep itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of the Senior Indebtedness, Subordinated Lender hereby assumes responsibility for keeping itself so informed, and agrees that Senior Lender shall have no duty to advise it of information known to Senior Lender regarding such condition or any such circumstances. In the event Senior Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to Subordinated Lender, Senior Lender shall be under no obligation (i) to provide any such information to Subordinated Lender on any subsequent occasion,
          (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any information which, pursuant to its commercial finance practices, Senior Lender wishes to maintain confidential.

                    14. Third Party Beneficiaries. This Agreement is solely for the benefit of Senior Lender, Subordinated Lender and their respective successors and assigns, and neither Borrower nor any other persons or entities are intended to be third party beneficiaries hereunder or to have any right, benefit, priority or interest under, or because of the existence of, or to have any right to enforce, this Agreement. Senior Lender and Subordinated Lender shall have the right to modify or terminate this Agreement at any time without notice to or approval of Borrower or any other person or persons.

                    Nothing in this Agreement is intended to or shall impair, as between Borrower and Subordinated Lender, but without affecting the rights of Senior Lender hereunder, the obligation of Borrower, which is absolute and unconditional, to pay to
          Subordinated Lender the principal of and interest on the Subordinated Instrument and all of the Subordinated Indebtedness as and when the same shall become due and payable in accordance with their terms, or affect the relative rights of Subordinated Lender and creditors of Borrower other than Senior Lender.

                    Notwithstanding any of the foregoing, if any third party satisfies the Senior Indebtedness owing to Senior Lender, Senior Lender may assign its rights and remedies hereunder to such third party, and such third party shall be deemed to be Senior Lender for all purposes of this Agreement. If a determination is made in favor of any third party, including, without limitation, a trustee in bankruptcy, that Senior Lender's liens or security interests are invalid, avoidable or unperfected, the subordination set forth in Section 1 hereinabove shall be deemed null and void, but only to the extent of such invalidity, avoidability and imperfection.

                    15. Notices. For the purposes of this Agreement, written notices shall be sent by U.S. first class mail, postage prepaid; or by U.S. certified mail, return receipt requested, postage prepaid; or by personal delivery; or by facsimile confirmed by the recipient; and addressed to the notified party at its address set forth below its signature line, or such other address specified by the party with like notice. Notices shall be deemed received three (3) business days after deposit in the U.S. mail, if sent by first class mail; upon the date set forth in the return receipt, if by certified mail; on the day of confirmation of delivery by the recipient, if by facsimile; or on the day of transmittal by personal delivery.

                    16. Costs and Attorneys' Fees. If there is any claim or controversy litigated in any lawsuit between any of the parties hereto in connection with this Agreement, the prevailing parties in the lawsuit shall be entitled to recover from the other parties their reasonable costs and attorneys' fees.

                    17. Consent to Jurisdiction; Additional Waivers. Subordinated Lender and Senior Lender each consents to the jurisdiction of any state or federal court located within Maricopa County, Arizona. Subordinated Lender waives personal service of any and all process upon it, and consents that all service of process be made in the manner set forth in Section 16 of this Agreement. Subordinated Lender and Senior Lender each waives, to the fullest extent each may effectively do so, any defense or objection based upon forum non conveniens and any defense or objection to venue of any action instituted within Maricopa County, Arizona. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT.

                    18. Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made in the State of Arizona, and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (as opposed to conflicts of laws provisions) of the State of Arizona.

                    19. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties' respective successors and assigns, subject to the provisions hereof.

                    20. Integrated Agreement. This Agreement sets forth the entire understanding of the parties with respect to the within matters and may not be modified or amended except upon a writing signed by all parties.

                    21.  Authority.     Each  of   the  signatories  hereto
          certifies that such party has all necessary authority to execute this Agreement.

                    22. Counterparts. This Agreement may be executed in one or more counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                                        "Subordinated Lender"

                                        RICE PARTNERS II, L.P.

                                        By:  Rice  Capital Group  IV, L.P.,
                                             its general partner

                                        By:  RMC Fund Management, L.P., its
                                             general partner

                                        By:  Rice   Mezzanine  Corporation,
                                             its general partner


                                             By: _____________________
                                                 James P. Wilson,
                                                 Managing Director

                                        Address for notices:
                                        Rice Partners II, L.P.
                                        c/o Rice Capital Group IV, L.P.
                                        5847 San Felipe, Suite 4350
                                        Houston, Texas 77057
                                        Attn:  James P. Wilson
                                        Telecopy No.: (713) 783-9750

                                        with a courtesy copy to:
                                        Hughes & Luce, L.L.P.
                                        1717 Main Street, Suite 2800
                                        Dallas, Texas 75201
                                        Attn:  Larry A. Makel, Esq.
                                        Telecopy: No.: (214) 939-6100


          [SIGNATURES CONTINUED]

          [SIGNATURES CONTINUED]


                                        "Senior Lender"

                                        FINOVA CAPITAL CORPORATION


                                        By:_______________________________
                                        Title:

                                        Address for notices:
                                        FINOVA Capital Corporation
                                        201 N. Figueroa Street, Suite 900
                                        Los Angeles, California 90012
                                        Attn:  Manager
                                        Telecopy No.: (213) 580-5678

                                        with a courtesy copy to:
                                        Joseph R. D'Amore, Esq.
                                        FINOVA Capital Corporation
                                        1850 N. Central Avenue
                                        Phoenix, Arizona  85002
                                        Telecopy No.: (602) 207-5036

          All of the foregoing is consented and agreed to as of the date first set forth above:

          "Borrower"

          OVERHILL FARMS, INC.


          By: _________________________________
          Title:

          Address for notices:
          Overhill Farms, Inc.
          5730 Uplander Way, Suite 201
          Culver City, California  90230
          Attn:  Paul Tanner, President
          Telecopy No.: